UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2007
COLEMAN CABLE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33337	36-4410887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1530 Shields Drive, Waukegan, IL (Address of principal executive offices)		60085 (Zip Code)
(847) 672-2300
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          At the Annual Meeting of Shareholders held on May 14, 2007, the shareholders of Coleman Cable, Inc. (the “Company”) approved an amendment to the Company’s Long-Term Incentive Plan (the “Plan”), which amendment had previously been approved by the Company’s Board of Directors on February 28, 2007, subject to shareholder approval. The Plan was amended to allow directors of the Company or a subsidiary to participate in the Plan, which shall be in addition to the employees of the Company or a subsidiary who are currently eligible to participate in the Plan.
          The material terms of the amendment to the Plan are set forth in detail in “Proposal 2”, beginning on page 27 of the Company’s 2007 definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 10, 2007, which discussion is incorporated herein by reference.
          The Plan, as amended through May 14, 2007, is incorporated by reference to Exhibit B of the Proxy Statement.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Coleman Cable, Inc. Long-Term Incentive Plan, as amended through May 14, 2007 (incorporated by reference to Exhibit B of the Definitive Proxy Statement as filed on April 10, 2007).

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLEMAN CABLE, INC.
Date: May 15, 2007	By:	/s/ Richard N. Burger
		Name:	Richard N. Burger
		Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Coleman Cable, Inc. Long-Term Incentive Plan, as amended through May 14, 2007 (incorporated by reference to Exhibit B of the Definitive Proxy Statement as filed on April 10, 2007).